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                                                                     EXHIBIT 10



                                  GENESCO INC.

                                  $103,500,000

            5 1/2% CONVERTIBLE SUBORDINATED NOTES DUE APRIL 15, 2005

                          REGISTRATION RIGHTS AGREEMENT

                                                                   Dated as of
                                                                 April 9, 1998


Goldman, Sachs & Co.
NationsBanc Montgomery Securities LLC
SBC Warburg Dillon Read Inc.
 As representatives of the several
 Purchasers named in Schedule I to
 the Purchase Agreement
c/o Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004

Ladies and Gentlemen:

         Genesco Inc., a Tennessee corporation (the "Company"), proposes to issue and sell to the Purchasers (as defined herein), upon the terms set forth in a purchase agreement dated April 6, 1998 (the "Purchase Agreement") between the Purchasers and the Company, its 5 1/2% Convertible Subordinated Notes Due April 15, 2005 (the "Securities"). As an inducement to the Purchasers to enter into the Purchase Agreement and in satisfaction of a condition to the obligations of the Purchasers thereunder, the Company agrees with the Purchasers, (i) for the benefit of the Purchasers and (ii) for the benefit of the holders (as defined herein) from time to time of the Securities and the Common Stock, par value $1.00 per share (the "Common Stock"), of the Company issuable upon conversion of the Securities (collectively, the "Registrable Securities"), including the Purchasers, as follows:

         1. Definitions. (a) Capitalized terms used herein without definition shall have their respective meanings set forth in or pursuant to the Purchase Agreement or the Offering Circular, dated April 6, 1998, in respect of the Securities. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

         "Act" or "Securities Act" means the United States Securities Act of 1933, as amended.



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         "Affiliate" of any specified person means any other person which, directly or indirectly, is in control of, is controlled by, or is under common control with such specified person. For purposes of this definition, control of a person means the power, direct or indirect, to direct or cause the direction of the management and policies of such person whether by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Commission" means the United States Securities and Exchange
Commission.

         "DTC" means The Depository Trust Company.

         "Effectiveness Period" has the meaning set forth in Section 2(b) hereof.

         "Effective Time" means the date on which the Commission declares the Shelf Registration Statement effective or on which the Shelf Registration Statement otherwise becomes effective.

         "Electing Holder" has the meaning set forth in Section 3(a)(3) hereof.

         "Exchange Act" means the United States Securities and Exchange Act of 1934, as amended.

         The term "holder" means, when used with respect to any Security, the holder (as defined in the Indenture) and, with respect to any Common Stock, the record holder of such Common Stock.

         "Indenture" means the Indenture, dated as of April 9, 1998, between the Company and United States Trust Company of New York, as amended and supplemented from time to time in accordance with its terms.

         "Managing Underwriters" means the investment banker or investment bankers and manager or managers that shall administer an underwritten offering, if any, as set forth in Section 6 hereof.

         "NASD" means the National Association of Securities Dealers, Inc.

         "NASD Rules" means the Rules of the NASD, as amended from time to time.

         "Notice and Questionnaire" means a Notice of Registration Statement and Selling Securityholder Questionnaire substantially in the form of Exhibit A hereto.




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         "Person" shall mean an individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

         "Prospectus" means the prospectus included in any Shelf Registration Statement (including, without limitation, any preliminary prospectus, any final prospectus and any prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Shelf Registration Statement and by all other amendments and supplements to such prospectus, including all material incorporated by reference in such prospectus and all documents filed after the date of such prospectus by the Company under the Exchange Act and incorporated by reference therein.

         "Purchasers" means the Purchasers named in Schedule I to the Purchase Agreement.

         "Purchase Agreement" means the Purchase Agreement, dated April 6, 1998, between the Purchasers and the Company.

         "Registrable Securities" means all or any portion of the Securities issued from time to time under the Indenture in registered form and the shares of Common Stock issuable upon conversion of such Securities, including any Securities initially issued in bearer form and constituting the unsold allotment of a distributor (within the meaning of Regulation S under the Securities Act) of such Securities and later exchanged for Securities in registered form; provided, however, that a security ceases to be a Registrable Security when it is no longer a Restricted Security.

         "Restricted Security" means any Security or share of Common Stock issuable upon conversion thereof except any such Security or share of Common Stock which (i) has been effectively registered under the Securities Act and sold in a manner contemplated by the Shelf Registration Statement, (ii) has been transferred in compliance with Rule 144 under the Securities Act (or any successor provision thereto) or is transferable pursuant to paragraph (k) of such Rule 144 (or any successor provision thereto), (iii) has been sold in compliance with Regulation S under the Securities Act (or any successor thereto) and does not constitute the unsold allotment of a distributor within the meaning of Regulation S under the Securities Act, or (iv) has otherwise been transferred and a new Security or share of Common Stock not subject to transfer restrictions under the Securities Act has been delivered by or on behalf of the Company in accordance with Section 3.5 of the Indenture.

         "Shelf Registration" means a registration effected pursuant to Section 2 hereof.

         "Shelf Registration Statement" means a shelf registration statement of the Company pursuant to the provisions of Section 2 hereof filed with the Commission which covers some or



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all of the Registrable Securities, as applicable, on an appropriate form under
Rule 415 under the Act, or any similar rule that may be adopted by the Commission, amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

         "Suspension Event" shall mean either a Material Event Suspension Event or a Report Suspension Event, each of which shall to have the meanings set forth in Section 3(j).

         "Trustee" shall mean United States Trust Company of New York or its successor from time to time under the Indenture.

         "Trust Indenture Act" means the Trust Indenture Act of 1939, or any successor thereto, and the rules, regulations and forms promulgated thereunder, as the same shall be amended from time to time.

         "underwriter" means any underwriter of Registrable Securities in connection with an offering thereof under a Shelf Registration Statement.

               (b) Wherever there is a reference in this Agreement to a percentage of the "principal amount" of Registrable Securities or to a percentage of Registrable Securities, Common Stock shall be treated as representing the principal amount of Securities which was surrendered for conversion or exchange in order to receive such number of shares of Common Stock.

         2. Shelf Registration. (a) The Company shall, within 90 calendar days following the First Time of Delivery (as defined in the Purchase Agreement ), file with the Commission a Shelf Registration Statement relating to the offer and sale of the Registrable Securities by the holders from time to time in accordance with the methods of distribution elected by such holders and set forth in such Shelf Registration Statement and, thereafter, shall use its best efforts to cause such Shelf Registration Statement to be declared effective under the Act by the Commission as promptly as practicable but no later than 270 calendar days after the First Time of Delivery; provided, however, that no holder shall be entitled to have the Registrable Securities held by it covered by such Shelf Registration unless such holder is an Electing Holder. If, at the time the Company is required to file the Shelf Registration Statement pursuant to this Section 2, the Company is not eligible to file a registration statement on Form S-3 to register resales by securityholders, the Company shall initially file a registration statement on Form S-1 and shall comply with the provisions of the immediately preceding sentence. The Company shall, upon becoming eligible to use Form S-3 to register resales by securityholders (whether pursuant to a ruling or waiver from the Commission or otherwise), file as soon as practicable a Shelf Registration Statement on Form S-3 or convert the existing Shelf Registration Statement to Form S-3 relating to the offer and sale of the Registrable Securities by the holders from time to time, but in no event shall the Company file or convert such Shelf Registration Statement later than the earlier of (i) 10 days after the date on which



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the Company becomes eligible to use Form S-3 and (ii) the date on which the
Company files its Annual Report on Form 10-K for its fiscal year ended January 30, 1999 provided that the Company is otherwise eligible to use Form S-3 to register resales by securityholders on such date. Thereafter, the Company shall use its best efforts to cause such new or amended Shelf Registration Statement to be declared effective under the Act by the Commission as promptly as practicable.

         (b) The Company shall use its best efforts:

               (i) To keep the Shelf Registration Statement continuously effective in order to permit the Prospectus forming part thereof to be usable by holders for a period of two years from the later of (x) the Effective Time of the Shelf Registration Statement and (y) the last Time of Delivery (as defined in the Purchase Agreement), or such shorter period that will terminate when there are no Registrable Securities outstanding (in either case, such period being referred to herein as the ("Effectiveness Period");

               (ii) After the Effective Time of the Shelf Registration Statement, promptly upon the request of any holder of Registrable Securities that is not then an Electing Holder, to take any action reasonably necessary in such time period as is reasonably practicable to enable such holder to use the Prospectus forming a part thereof for resales of Registrable Securities, including, without limitation, any action necessary to identify such holder as a selling securityholder in the Shelf Registration Statement; provided, however, that nothing in this subparagraph shall relieve such holder of the obligation to return a completed and signed Notice and Questionnaire to the Company in accordance with Section 3(a)(2) hereof; and

               (iii) If at any time the Securities, pursuant to Article XIII of the Indenture, are convertible into securities other than Common Stock, to cause such other securities to be included in the Shelf Registration Statement no later than the date on which the Securities may then be convertible into such securities.

The Company shall be deemed not to have used its best efforts (within the meaning of Section 11.12 of the Indenture) to keep the Shelf Registration Statement effective during the Effectiveness Period if the Company voluntarily takes any action that would result in any Electing Holders not being able to offer and sell any such Registrable Securities during such period, unless (i) such action is required by applicable law, or (ii) a Suspension Event occurs and the Company complies with Section 3(j).

         3. Registration Procedures. In connection with any Shelf Registration Statement, the following provisions shall apply:




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               (a) (1) Not less than 30 calendar days prior to the Effective
         Time of the Shelf Registration Statement, the Company shall mail the Notice and Questionnaire to the holders of Registrable Securities. No holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement as of the Effective Time, and no holder shall be entitled to use the Prospectus forming a part thereof for resales of Registrable Securities at any time, unless such holder has returned a completed and signed Notice and Questionnaire to the Company by the deadline for response set forth therein; provided, however, holders of Registrable Securities shall have at least 28 calendar days from the date on which the Notice and Questionnaire is first mailed by the Company to return a completed and signed Notice and Questionnaire to the Company.

                    (2) After the Effective Time of the Shelf Registration Statement, the Company shall, upon the request of any holder of Registrable Securities that is not then an Electing Holder, promptly send a Notice and Questionnaire to such holder. The Company shall not be required to take any action to name such holder as a selling securityholder in the Shelf Registration Statement or to enable such holder to use the Prospectus forming a part thereof for resales of Registrable Securities until such holder has returned a completed and signed Notice and Questionnaire to the Company.

                    (3) The term "Electing Holder" shall mean any holder of Registrable Securities that has returned a completed and signed Notice and Questionnaire to the Company in accordance with Section 3(a)(1) or 3(a)(2) hereof.

               (b) The Company shall furnish to each Electing Holder under
         Section 3(a)(1), prior to the Effective Time, a copy of any Shelf Registration Statement initially filed with the Commission, and shall furnish to all Electing Holders, prior to the filing thereof with the Commission, copies of each amendment thereto and each amendment or supplement, if any, to the Prospectus included therein and shall use its best efforts to reflect in each such document, when so filed with the Commission, such comments as the holders and their respective counsel reasonably may propose.

               (c) Subject to Section 3(j), the Company shall promptly take such action as may be necessary so that (i) any Shelf Registration Statement and any amendment thereto and any Prospectus forming part thereof and any amendment or supplement thereto (and each report or other document incorporated therein by reference in each case) complies in all material respects with the Securities Act and the Exchange Act and the respective rules and regulations thereunder, (ii) any Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (iii) any Prospectus forming part of any Shelf Registration Statement, and any amendment or supplement to such



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         Prospectus, does not at any time during the Effectiveness Period include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading.

               (d) The Company shall promptly advise each Electing Holder and shall confirm such advice in writing if so requested by any such holder:

                    (i) when a Shelf Registration Statement and any amendment
               thereto has been filed with the Commission and when the Shelf Registration Statement or any post-effective amendment thereto has become effective;

                    (ii) of any request by the Commission for amendments or
               supplements to the Shelf Registration Statement or the Prospectus included therein or for additional information;

                    (iii) of the issuance by the Commission of any stop order
               suspending effectiveness of the Shelf Registration Statement or the initiation of any proceedings for such purpose;

                    (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the securities included in the Shelf Registration Statement for sale in any jurisdiction or the initiation of any proceeding for such purpose;

                    (v) of the happening of any event or the existence of any
               state of facts that requires the making of any changes in the Shelf Registration Statement or the Prospectus so that, as of such date, the Shelf Registration Statement and the Prospectus comply with the Securities Act and the Exchange Act and the rules and regulations thereunder and otherwise do not contain an untrue statement of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading (which advice shall be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made); and

                    (vi) of the occurrence of a Suspension Event.

               (e) The Company shall use its best efforts to prevent the issuance, and if issued to obtain the withdrawal, of any order suspending the effectiveness of any Shelf Registration Statement at the earliest possible time.




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               (f) The Company shall furnish to each Electing Holder, without charge, at least one copy of such Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if such holder so requests in writing, all reports, other documents and exhibits included or incorporated by reference in the Shelf Registration Statement.

               (g) The Company shall, during the Effectiveness Period, deliver to each Electing Holder, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such holder may reasonably request; and the Company consents (except during the continuance of any event described in Section 3(d)(v) or
         (vi)) to the use of the Prospectus or any amendment or supplement thereto by each of the selling Electing Holders in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto during the Effectiveness Period.

               (h) Prior to any offering of Registrable Securities pursuant to any Shelf Registration Statement, the Company shall, if required by applicable law, (i) register or qualify or cooperate with the Electing Holders and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions within the United States as any Electing Holder may reasonably request,
         (ii) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers and sales in such jurisdictions for so long as may be necessary to enable any Electing Holder or underwriter, if any, to complete its distribution of Registrable Securities pursuant to the Shelf Registration Statement and
         (iii) take any and all other actions necessary or advisable to enable the offer and sale in such jurisdictions of the Registrable Securities covered by such Shelf Registration Statement; provided, however, that in no event shall the Company be obligated to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to so qualify but for this Section 3(h) or (ii) file any general consent to service of process in any jurisdiction where it is not as of the date hereof then so subject.

               (i) Unless any Registrable Securities shall be in book-entry only form, the Company shall cooperate with the Electing Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to any Shelf Registration Statement which certificates, if so required by any securities exchange upon which any Registrable Securities are listed, shall be penned, lithographed or engraved, or produced by any combination of such methods, on steel engraved borders, and which certificates shall be free of any restrictive legends and in such permitted denominations and registered in such names as holders may request in



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         connection with the sale of Registrable Securities pursuant to such
         Shelf Registration Statement.

               (j) Upon the occurrence of any event contemplated by Section 3(d)(v) above, the Company shall promptly prepare a post-effective amendment to any Shelf Registration Statement or an amendment or supplement to the related Prospectus or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, the Company may postpone, for a period not to exceed 30 days, supplementing or amending the Shelf Registration Statement if (i) the Company is in possession of material non-public information related to a proposed financing, recapitalization, acquisition, business combination or other material transaction and the Board of Directors of the Company determines (in good faith in a written resolution) that disclosure of such information would have a material adverse effect on the business or operations of the Company and its subsidiaries and disclosure of such information, but for the effectiveness of the Shelf Registration Statement is not otherwise required by law and (ii) the Company delivers notice (which shall include a statement to the effect that the Board of Directors has made such determination and adopted such resolution) to the Electing Holders and any placement agent or underwriter as contemplated by Section 3(d)(v) to the effect that Electing Holders may not make offers or sales under the Shelf Registration Statement (a "Material Event Suspension Event"); provided, however, that the Company may deliver only two such notices within any 12-month period. Promptly upon the earlier of (x) public disclosure of such material non-public information, (y) the date on which such non-public information is no longer material and (z) 30 days after the date notice is given by the Company pursuant to clause (ii) above, the Company shall supplement or amend the Shelf Registration Statement as required by the immediately preceding sentence and give notice to the Electing Holders that offers and sales under the Shelf Registration Statement may be resumed. In addition, if the Shelf Registration Statement filed with the Commission pursuant to Section 2 is on Form S-1, during the period commencing on the date such Shelf Registration Statement on Form S-1 is declared effective and ending on the date the Company is required pursuant to
         Section 2 to file or convert a Shelf Registration Statement on Form S-3, the Company may give notice to Electing Holders pursuant to
         Section 3(d)(vi) that offers and sales under such Shelf Registration Statement, and the use of the related Prospectus, are suspended during the period commencing on (i) the date on which the Company files with the Commission a Quarterly Report on Form 10-Q or an Annual Report on Form 10-K or (ii) the date on which an event occurs requiring the Company to file a Current Report on Form 8-K and, in each case, ending on the date on which a post-effective amendment to the Shelf Registration Statement updating the related Prospectus to reflect the information



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         contained in such Quarterly Report on Form 10-Q or Annual Report on
         Form 10-K or the event reported by the Company in its Current Report on Form 8-K (in any such case, an "Exchange Act Report") is declared effective (a "Report Suspension Event"), provided, however, that the Company shall file any such post-effective amendment to such Shelf Registration Statement not later than the day on which it files any such Exchange Act Report and shall use its best efforts to cause such post-effective amendment to be declared effective as promptly as practicable. If the Company notifies the Electing Holders of the occurrence of any event contemplated by Section 3(d)(v) or 3(d)(vi), each Electing Holder agrees, as a consequence of the inclusion of any of such holder's Registrable Securities in the Shelf Registration Statement, to suspend the use of the Prospectus until the requisite changes to the Prospectus have been made.

               (k) Not later than the Effective Time of any Shelf Registration Statement hereunder, the Company shall provide a CUSIP number for the Securities registered under such Shelf Registration Statement.

               (l) The Company shall use its best efforts to comply with all applicable rules and regulations of the Commission and shall make generally available to their securityholders or otherwise provide in accordance with Section 11(a) of the Securities Act as soon as practicable, but in any event not later than eighteen months after (i) the effective date of the applicable Shelf Registration Statement, (ii) the effective date (as defined in Rule 158(c) under the Securities Act) of each post-effective amendment to the Shelf Registration Statement, and (iii) the date of each filing by the Company with the Commission of an Annual Report on Form 10-K that is incorporated by reference in the Shelf Registration Statement, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158).

               (m) Not later than the Effective Time of the Shelf Registration Statement, the Company shall cause the Indenture and the Securities to be qualified under the Trust Indenture Act in a timely manner and, in connection with such qualification, the Company shall cooperate with the Trustee under the Indenture and the Holders (as defined in the Indenture) to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the Trust Indenture Act; and the Company shall execute, and shall use all reasonable efforts to cause the Trustee to execute, all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner. In the event that any such amendment or modification referred to in this Section 3(m) involves the appointment of a new trustee under the Indenture, the Company shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.




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               (n) The Company may require each holder of Registrable Securities to be sold pursuant to any Shelf Registration Statement to furnish to the Company such information regarding the holder and the distribution of such Registrable Securities as may be required by applicable law or regulation for inclusion in such Shelf Registration Statement and the Company may exclude from such registration the Registrable Securities of any holder that fails to furnish such information within a reasonable time after receiving such request.

               (o) The Company shall, if requested, promptly include or incorporate in a Prospectus supplement or post-effective amendment to a Shelf Registration Statement, such information as the Managing Underwriters reasonably agree should be included therein and to which the Company does not reasonably object and shall make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after they are notified of the matters to be included or incorporated in such Prospectus supplement or post-effective amendment.

               (p) The Company shall enter into such customary agreements (including underwriting agreements in customary form) and take all other appropriate actions in order to expedite or facilitate the registration or the disposition of the Registrable Securities, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures substantially identical to those set forth in Section 5 (or such other provisions and procedures acceptable to the Managing Underwriters, if any) with respect to all parties to be indemnified pursuant to Section
         5.

               (q) The Company shall:

                    (i) make reasonably available for inspection by the Electing
               Holders, any underwriter participating in any disposition pursuant to such Shelf Registration Statement, and any attorney, accountant or other agent retained by such holders or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries;

                    (ii) in connection with any underwritten offering conducted pursuant to Section 6 hereof, cause the Company's officers, directors and employees to supply all information reasonably requested by such holders or any such underwriter, attorney, accountant or agent in connection with any such Shelf Registration Statement, in each case, as is customary for similar due diligence examinations; provided, however, that any information that is designated in writing by the Company, in good faith, as confidential at the time of delivery of such information shall be kept confidential by such holders or any such underwriter, attorney, accountant or agent, unless such disclosure is made in connection with a court



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               proceeding or required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality; and provided further that, if the foregoing inspection and information gathering would otherwise disrupt the Company's conduct of business, such inspection and information gathering shall, to the greatest extent possible, be coordinated on behalf of the Electing Holders and the other parties entitled thereto by one counsel designated by and on behalf of such Electing Holders and other parties;

                    (iii) in connection with any underwritten offering conducted pursuant to Section 6 hereof, make such representations and warranties to the Electing Holders registered thereunder and to the Managing Underwriters, in form, substance and scope as are customarily made by the Company to underwriters in primary underwritten offerings and covering matters including, but not limited to, those set forth in the Purchase Agreement;

                    (iv) in connection with any underwritten offering conducted pursuant to Section 6 hereof, obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Managing Underwriters) addressed to each selling holder and the underwriters covering such matters as are customarily covered in opinions requested in primary underwritten offerings of equity and convertible debt securities and such other matters as may be reasonably requested by such holders and underwriters (it being agreed that the matters to be covered by such opinion or written statement by such counsel delivered in connection with such opinions shall include, without limitation, as of the date of the opinion and as of the effective date of the Shelf Registration Statement or most recent post-effective amendment thereto, as the case may be, the absence from such Shelf Registration Statement and the Prospectus included therein, as then amended or supplemented, including the documents incorporated by reference therein, of an untrue statement of a material fact or the omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, in light of the circumstances under which they were made,) not misleading;

                    (v) in connection with any underwritten offering conducted pursuant to Section 6 hereof, obtain "cold comfort" letters and updates thereof from the independent public accountants of the Company (and, if necessary, any other independent public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Shelf Registration Statement), addressed to each selling holder and the underwriters in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with primary underwritten offerings;

                    (vi) in connection with any underwritten offering conducted pursuant to Section 6 hereof, deliver such documents and certificates as may be reasonably requested by any such holders participating in such underwritten offering and the Managing Underwriters, including those to evidence compliance with Section 3(i) and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company.

         The foregoing actions set forth in clauses (iii), (iv), (v) and (vi) of this Section 3(q) shall be performed at each closing under any underwritten offering to the extent required thereunder.

               (r) The Company will use its best efforts to cause the Common Stock issuable upon conversion of the Securities to be listed for quotation on the New York Stock Exchange or other stock exchange or trading system on which the Common Stock primarily trades on or prior to the Effective Time of any Shelf Registration Statement hereunder.

               (s) In the event that any broker-dealer registered under the Exchange Act shall be an "affiliate" (as defined in Rule 2720(b)(1) of the NASD Rules (or any successor provision thereto)) of the Company or has a "conflict of interest" (as defined in Rule 2720(b)(7) of the NASD Rules (or any successor provision thereto)) and such broker-dealer shall underwrite any Registrable Securities or participate as a member of an underwriting syndicate or selling group or assist in the distribution thereof, whether as a holder of such Registrable Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Company shall assist such broker-dealer in complying with the requirements of the NASD Rules, including, without limitation, by (A) engaging a "qualified independent underwriter" (as defined in Rule 2720(b)(15) of the NASD Rules (or any successor provision thereto)) to participate in the preparation of the Shelf Registration Statement relating to such Registrable Securities, to exercise usual standards of due diligence in respect thereto, and to recommend the public offering price of such Registrable Securities, (B) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 5 hereof and (C) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the NASD Rules.

               (t) The Company shall use its best efforts to take all other steps necessary to effect the registration, offering and sale of the Registrable Securities covered by the Shelf Registration Statement contemplated hereby.

         4. Registration Expenses. The Company shall bear all fees and expenses incurred in connection with the performance of its obligations under Sections 2, 3 and 6 hereof. In addition, in the event of an underwritten offering of Registrable Securities conducted pursuant to Section 6 hereof, or if in any other event the Company requires that inspection and information gathering be coordinated by counsel for the Electing Holders as provided in Section 3(q)(ii) hereof, the Company shall pay the reasonable fees and expenses of a single counsel selected by the Electing Holders of not less than 25% of the Registrable Securities covered by the Shelf Registration Statement to act as counsel therefor in connection therewith. The Electing Holders participating in such offering (or, in any such other event, participating in such inspection and information gathering) shall be responsible, on a pro rata basis based on the respective amount of their Registrable Securities included in such offering, for all fees and expenses of such counsel in excess of $75,000. Except as set forth herein, all fees and expenses of counsel to the Electing Holders shall be borne by the Electing Holders.

         5. Indemnification and Contribution.

         (a) Indemnification by the Company. Upon the registration of the Registrable Securities pursuant to Section 2 hereof, the Company shall indemnify and hold harmless each Electing Holder and each underwriter, selling agent or other securities professional, if any, which facilitates the disposition of Registrable Securities, and each of their respective officers and directors and each person who controls such Electing Holder, underwriter, selling agent or other securities professional within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each such person being sometimes referred to as an "Indemnified Person") against any losses, claims, damages or liabilities, joint or several, to which such Indemnified Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Shelf Registration Statement under which such Registrable Securities are to be registered under the Securities Act, or any Prospectus contained therein or furnished by the Company to any Indemnified Person, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company hereby agrees to reimburse such Indemnified Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable to any such Indemnified Person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Shelf Registration Statement or Prospectus, or amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by such Indemnified Person expressly for use therein.

         (b) Indemnification by the Holders and any Agents and Underwriters. Each Electing Holder agrees, as a consequence of the inclusion of any of such holder's Registrable Securities in such Shelf Registration Statement, and each underwriter, selling agent or other securities professional, if any, which facilitates the disposition of Registrable Securities shall agree, as a consequence of facilitating such disposition of Registrable Securities, severally and not jointly, to (i) indemnify and hold harmless the Company, its directors, officers who sign any Shelf Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which the Company or such other persons may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such Shelf Registration Statement or Prospectus, or any amendment or supplement, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such holder, underwriter, selling agent or other securities professional expressly for use therein, and (ii) reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

         (c) Notices of Claims, Etc. Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under this Section 5, notify such indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 5. In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party under this
Section 5 for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

         (d) Contribution. If the indemnification provided for in this Section 5 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation (even if the Electing Holders or any underwriters, selling agents or other securities professionals or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 5(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Electing Holders and any underwriters, selling agents or other securities professionals in this Section 5(d) to contribute shall be several in proportion to the percentage of principal amount of Registrable Securities registered or underwritten, as the case may be, by them and not joint.

         (e) Notwithstanding any other provision of this Section 5, in no event will any (i) Electing Holder be required to undertake liability to any person under this Section 5 for any amounts in excess of the dollar amount of the proceeds to be received by such holder from the sale of such holder's Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) pursuant to any Shelf Registration Statement under which such Registrable Securities are to be registered under the Securities Act and
(ii) underwriter, selling agent or other securities professional be required to undertake liability to any person hereunder for any amounts in excess of the discount, commission or other compensation payable to such underwriter, selling agent or other securities professional with respect to the Registrable Securities underwritten by it and distributed to the public.

         (f) The obligations of the Company under this Section 5 shall be in addition to any liability which the Company may otherwise have to any Indemnified Person and the obligations of any Indemnified Person under this
Section 5 shall be in addition to any liability which such Indemnified Person may otherwise have to the Company. The remedies provided in this Section 5 are not exclusive and shall not limit any rights or remedies which may otherwise be available to an indemnified party at law or in equity.

         6. Underwritten Offering. Any holder of Registrable Securities covered by the Shelf Registration Statement who desires to do so may sell such Registrable Securities in an underwritten offering. In any such underwritten offering, the investment banker or bankers and manager or managers that will administer the offering will be selected by, and the underwriting arrangements with respect thereto will be approved by the holders of a majority of the Registrable Securities to be included in such underwritten offering; provided, however, that (i) such investment bankers and managers and underwriting arrangements must be reasonably satisfactory to the Company and (ii) the Company shall not be obligated to arrange for more than one underwritten offering during the Effectiveness Period. No holder may participate in any underwritten offering contemplated hereby unless such holder (a) agrees to sell such holder's Registrable Securities in accordance with any approved underwriting arrangements, (b) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such approved underwriting arrangements and (c) holders have requested that at least 20% of the outstanding Registrable Securities be included in such underwritten offering. The holders participating in any underwritten offering shall be responsible for any expenses customarily borne by selling securityholders, including underwriting discounts and commissions and, subject to Section 4, fees and expenses of counsel to the selling securityholders. The Company shall pay all expenses customarily borne by issuers, including but not limited to filing fees, the fees and disbursements of its counsel and independent public accountants and any printing expenses incurred in connection with such underwritten offering.

         7. Miscellaneous.

         (a) Other Registration Rights. The Company may grant registration rights that would permit any Person that is a third party the right to piggy-back on any Shelf Registration Statement, provided, however, that if the Managing Underwriter, if any, of an underwritten offering conducted pursuant to
Section 6 hereof notifies the Company and the Electing Holders that the total amount of securities which the Electing Holders and the holders of such piggy-back rights intend to include in any Shelf Registration Statement is so large as to materially adversely affect the success of such offering (including the price at which such securities can be sold), then only the amount, the number or kind of securities to be offered for the account of holders of such piggy-back rights will be reduced to the extent necessary to reduce the total amount of securities to be included in such offering to the amount, number or kind recommended by the Managing Underwriter prior to any reduction in the amount of Registrable Securities to be included.

         (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of the holders of a majority in aggregate principal amount of Registrable Securities then outstanding. Each holder of Registrable Securities outstanding at the time of any such amendment, waiver or consent or thereafter shall be bound by any amendment, waiver or consent effected pursuant to this Section 7(b), whether or not any notice, writing or marking indicating such amendment, waiver or consent appears on the Registrable Securities or is deliverable to such holder.

         (c) Notices. All notices and other communications provided for or permitted hereunder shall be given as provided for in the Indenture.

         The Purchasers or the Company by notice to the other may designate additional or different addresses for subsequent notices or communications.

         (d) Parties in Interest; Successors and Assigns. The parties to this Agreement intend that all holders of Registrable Securities shall be entitled to receive the benefits of this Agreement by reason of such election with respect to the Registrable Securities which are included in a Shelf Registration Statement. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties and the holders, including, without the need for an express assignment or any consent by the Company thereto, subsequent holders of Registrable Securities. The Company hereby agrees to extend the benefits of this Agreement to any holder of Registrable Securities and any such holder may specifically enforce the provisions of this Agreement as if an original party hereto.

         (e) Counterparts. This agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (f) Headings. The headings in this agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (g) Governing Law. This agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any provisions relating to conflicts of laws.

         (h) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

         (i) Survival. The respective indemnities, agreements, representations, warranties and other provisions set forth in this Agreement or made pursuant hereto shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Electing Holder, any director, officer or partner of such holder, any agent or underwriter, any director, officer or partner of such agent or underwriter, or any controlling person of any of the foregoing, and shall survive the transfer and registration of the Registrable Securities of such holder.

         Please confirm that the foregoing correctly sets forth the agreement between the Company and you.

                                          Very truly yours,


                                          GENESCO INC.


                                          By:
                                              -------------------------------
                                              Name:
                                              Title:


The foregoing Registration Rights Agreement is hereby confirmed and accepted as of the date first above written.

Goldman, Sachs & Co.
NationsBanc Montgomery Securities LLC
SBC Warburg Dillon Read Inc.


-------------------------------
     (Goldman, Sachs & Co.)

On behalf of each of the Purchasers
Listed in Schedule I to the Purchase Agreement

                                                                     Exhibit A



                                  GENESCO INC.


                         INSTRUCTION TO DTC PARTICIPANTS

                              ____________ __, 199__

                     URGENT - IMMEDIATE ATTENTION REQUESTED

                    DEADLINE FOR RESPONSE: _______ ___, 199__


               The Depository Trust Company ("DTC") has identified you as a DTC Participant through which beneficial interests in Genesco Inc. (the "Company") 5 1/2% Convertible Subordinated Notes due April 15, 2005 (the "Securities") are held.

               The Company is in the process of registering the Securities under the Securities Act of 1933 for resale by the beneficial owners thereof. In order to have their Securities included in the registration statement, beneficial owners must complete and return the enclosed Notice of Registration Statement and Selling Securityholder Questionnaire.

               It is important that beneficial owners of the Securities receive a copy of the enclosed materials as soon as possible as their rights to have the Securities included in the registration statement depend upon their returning the Notice and Questionnaire by ________ __, 199_. Please forward a copy of the enclosed documents to each beneficial owner that holds interests in the Securities through you. If you require more copies of the enclosed materials or have any questions pertaining to this matter, please contact Roger G. Sission, General Counsel, Genesco Inc., Genesco Park, 1415 Murfreesboro Road, Nashville, Tennessee 37217-2895, Telephone No. (615) 367-7000.

                                  GENESCO INC.


                        Notice of Registration Statement
                                       and
                      Selling Securityholder Questionnaire


                                ________ __, 199_


               Reference is hereby made to the Registration Rights Agreement (the "Registration Rights Agreement") between Genesco Inc. (the "Company") and the Purchasers named therein. Pursuant to the Registration Rights Agreement, the Company has filed with the United States Securities and Exchange Commission (the "Commission") a registration statement on Form S-___ (the "Shelf Registration Statement") for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the "Securities Act"), of the Company's 5 1/2% Convertible Subordinated Notes due April 15, 2005 (the "Securities") and the shares of common stock, par value $1.00 per share (the "Common Stock"), issuable upon conversion thereof. A copy of the Registration Rights Agreement is attached hereto. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

               Each beneficial owner of Registrable Securities (as defined below) is entitled to have the Registrable Securities beneficially owned by it included in the Shelf Registration Statement. In order to have Registrable Securities included in the Shelf Registration Statement, this Notice of Registration Statement and Selling Securityholder Questionnaire ("Notice and Questionnaire") must be completed, executed and delivered to the Company's counsel at the address set forth herein for receipt on or before _________ __, 199__. Beneficial owners of Registrable Securities who do not complete, execute and return this Notice and Questionnaire by such date (i) will not be named as selling securityholders in the Shelf Registration Statement and (ii) may not use the Prospectus forming a part thereof for resales of Registrable Securities.

               Certain legal consequences arise from being named as a selling securityholder in the Shelf Registration Statement and related Prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Shelf Registration Statement and related Prospectus.

               The term "Registrable Securities" is defined in the Registration Rights Agreement to mean all or any portion of the Securities issued from time to time under the Indenture in registered form and the shares of Common Stock issuable upon conversion of such Securities, including any Securities initially issued in bearer form and constituting the unsold allotment of a distributor (within the meaning of Regulation S under the Securities Act) of such Securities and later exchanged for Securities in registered form; provided, however, that a security ceases to be a Registrable Security when it is no longer a Restricted Security.

               The term "Restricted Security" is defined in the Registration Rights Agreement to mean any Security or share of Common Stock issuable upon conversion thereof except any such Security or share of Common Stock which (i) has been effectively registered under the Securities Act and sold in a manner contemplated by the Shelf Registration Statement, (ii) has been transferred in compliance with Rule 144 under the Securities Act (or any successor provision thereto) or is transferable pursuant to paragraph (k) of such Rule 144 (or any successor provision thereto), (iii) has been sold in compliance with Regulation S under the Securities Act (or any successor thereto) and does not constitute the unsold allotment of a distributor within the meaning of Regulation S under the Securities Act, or (iv) has otherwise been transferred and a new Security or share of Common Stock not subject to transfer restrictions under the Securities Act has been delivered by or on behalf of the Company in accordance with Section
3.5 of the Indenture.


                                    ELECTION

               The undersigned holder (the "Selling Securityholder") of Registrable Securities hereby elects to include in the Shelf Registration Statement the Registrable Securities beneficially owned by it and listed below in Item (3). The undersigned, by signing and returning this Notice and Questionnaire, agrees to be bound with respect to such Registrable Securities by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement, including, without limitation, Section 5 of the Registration Rights Agreement, as if the undersigned Selling Securityholder were an original party thereto.

               Upon any sale of Registrable Securities pursuant to the Shelf Registration Statement, the Selling Securityholder will be required to deliver to the Company and Trustee the Notice of Transfer set forth in Appendix A to the Prospectus. This Notice of Transfer is set forth as Exhibit B to the Registration Rights Agreement.

               The Selling Securityholder hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

                                  QUESTIONNAIRE

(i)    (i)   Full Legal Name of Selling Securityholder:

             ----------------------------------------------------------------

       (ii) Full Legal Name of Registered Holder (if not the same as in (a) above) of Registrable Securities Listed in (3) below:

             ----------------------------------------------------------------

       (iii) Full Legal Name of DTC Participant (if applicable and if not the same as (b) above) Through Which Registrable Securities Listed in
             (3) below are Held:

             ----------------------------------------------------------------

(j)      Address for Notices to Selling Securityholder:

         ----------------------------------------------------------------------

         ----------------------------------------------------------------------

         ----------------------------------------------------------------------

         Telephone:
                          --------------
         Fax:
                          --------------
         Contact Person:
                          --------------

(k) Beneficial Ownership of Securities and shares of Common Stock issued upon conversion of Securities:

         Except as set forth below in this Item (3), the undersigned does not beneficially own any Securities or shares of Common Stock issued upon conversion of any Securities.

           (i) Principal amount of Registrable Securities (as defined in the Registration Rights Agreement) beneficially owned:______________

               CUSIP No(s). of such Registrable Securities:____________________

               Number of shares of Common Stock (if any) issued upon conversion of such Registrable Securities:_________________________________

          (ii) Principal amount of Securities other than Registrable Securities beneficially owned:_____________________________________________

               CUSIP No(s). of such other Securities:__________________________

               Number of shares of Common Stock (if any) issued upon conversion of such other Securities:_______________________________________

         (iii) Principal amount of Registrable Securities which the undersigned wishes to be included in the Shelf Registration Statement:
               ________________________________________________________________

               CUSIP No(s). of such Registrable Securities to be included in the Shelf Registration Statement:_______________________________

               Number of shares of Common Stock (if any) issued upon conversion of Registrable Securities which are to be included in the Shelf Registration Statement:_________________________________________


(l)      Beneficial Ownership of Other Securities of the Company:

         Except as set forth below in this Item (4), the undersigned Selling Securityholder is not the beneficial or registered owner of any shares of Common Stock or any other securities of the Company, other than the Securities and shares of Common Stock listed above in Item (3).

         State any exceptions here:




(m)      Relationships with the Company:

         Except as set forth below, neither the Selling Securityholder nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

         State any exceptions here:




(n)      Plan of Distribution:

               Except as set forth below, the undersigned Selling Securityholder intends to distribute the Registrable Securities listed above in Item (3) only as follows (if at all): Such Registrable Securities may be sold from time to time directly by the undersigned Selling Securityholder or, alternatively, through underwriters, broker-dealers or agents. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve crosses or block transactions) (i) on any national securities exchange or quotation service on which the Registered Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market, or (iv) through the writing of options. In connection with sales of the

Registrable Securities or otherwise, the Selling Securityholder may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Registrable Securities in the course of hedging the positions they assume. The Selling Securityholder may also sell Registrable Securities short and deliver Registrable Securities to close out such short positions, or loan or pledge Registrable Securities to broker-dealers that in turn may sell such securities.



         State any exceptions here:




         Note: In no event may such method(s) of distribution take the form of an underwritten offering of the Registrable Securities without the prior agreement of the Company.

         By signing below, the Selling Securityholder acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act and the rules and regulations thereunder, particularly Rule 10b-6.

         In the event that the Selling Securityholder transfers all or any portion of the Registrable Securities listed in Item (3) above after the date on which such information is provided to the Company, the Selling Securityholder agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Notice and Questionnaire and the Registration Rights Agreement.

         By signing below, the Selling Securityholder consents to the disclosure of the information contained herein in its answers to Items (1) through (6) above and the inclusion of such information in the Shelf Registration Statement and related Prospectus. The Selling Securityholder understands that such information will be relied upon by the Company in connection with the preparation of the Shelf Registration Statement and related Prospectus.

         In accordance with the Selling Securityholder's obligation under
Section 3(a) of the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the Selling Securityholder agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein which may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains in effect. All notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing, by hand-delivery, first-class mail, or air courier guaranteeing overnight delivery as follows:


               (i) To the Company:

                        Genesco Inc.
                        Genesco Park
                        1415 Murfreesboro Road
                        Nashville, Tennessee 37217-2895
                        Attn: Roger G. Sisson, General Counsel


               (ii) With a copy to:

                        Bass, Berry & Sims PLC
                        2700 First American Center
                        Nashville, Tennessee 37238-2700
                        Attn: J. Gentry Barden

         Once this Notice and Questionnaire is executed by the Selling Securityholder and received by the Company's counsel, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives, and assigns of the Company and the Selling Securityholder (with respect to the Registrable Securities beneficially owned by such Selling Securityholder and listed in Item
(3) above. This Agreement shall be governed in all respects by the laws of the State of New York.

         IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:
       -----------------


                              -------------------------------------------------
                              Selling Securityholder
                              (Print/type full legal name of beneficial owner of Registrable Securities)


                              By:
                                  ---------------------------------------------
                              Name:
                              Title:


PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND
QUESTIONNAIRE FOR RECEIPT ON OR BEFORE ___________ __, 199__ TO THE COMPANY'S COUNSEL AT:


                         Bass, Berry & Sims PLC
                         2700 First American Center
                         Nashville, Tennessee 37238-2700
                         Attn: J. Gentry Barden

                                                                     Exhibit B


NOTICE OF TRANSFER PURSUANT TO REGISTRATION STATEMENT

[Name of Trustee]
Genesco Inc.
[Address of Trustee]

Attention:  [Corporate Trust Services]

              Re: Genesco Inc. (the "Company")
                  5 1/2% Convertible Subordinated Notes due April 15, 2005 (the "Notes")

Dear Sirs:

               Please be advised that _____________________ has transferred $___________ aggregate principal amount of the above-referenced Notes pursuant to an effective Registration Statement on Form [S-1][S-3] (File No. 333-____) filed by the Company.

               We hereby certify that the prospectus delivery requirements, if any, of the Securities Act of 1933, as amended, have been satisfied and that the above-named beneficial owner of the Notes is named as a "Selling Holder" in the Prospectus dated ___________, 199__ or in supplements thereto, and that the aggregate principal amount of the Notes transferred are the Notes listed in such Prospectus opposite such owner's name.

Dated:


                                           Very truly yours,



                                           ----------------------------
                                           (Name)


                                       By:
                                           ----------------------------
                                           (Authorized Signature)